UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                 November 6, 2012

PEPCO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31403	52-2297449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Ninth Street, N.W., Washington, DC	20068
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(202) 872-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 6, 2012, Pepco Holdings, Inc. issued a news release announcing its operating results for the third quarter of 2012.  The news release is furnished as Exhibit 99.1 to this Form 8-K.  The information being furnished pursuant this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the Securities Act), except as shall be expressly set forth by specific reference in such filing.  Exhibit 99.1 is hereby incorporated by reference in response to this Item 2.02.

Item 7.01	Regulation FD Disclosure.

The information being furnished pursuant to this Item 7.01, including Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.  Exhibit 99.2 is hereby incorporated by reference in response to this Item 7.01.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits

The following exhibits are furnished herewith:

		Exhibit No.	Description of Exhibit

		99.1	News Release of Pepco Holdings, Inc. dated November 6, 2012

		99.2	Pepco Holdings, Inc. Earnings Conference Call Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPCO HOLDINGS, INC.
(Registrant)

Date:	November 5, 2012	/s/ FRED BOYLE
Name: Frederick J. Boyle Title: Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS FILED HEREWITH

Exhibit No.	Description of Exhibit
99.1	News Release of Pepco Holdings, Inc. dated November 6, 2012

99.2	Pepco Holdings, Inc. Earnings Conference Call Presentation